                                                                  Exhibit 10.9

                        AMENDMENT OF EMPLOYMENT CONTRACT

BETWEEN:  ATHENA MEDICAL CORPORATION, a Nevada corporation ("ATHENA");

AND:      WILLIAM H. FLEMING ("Fleming").

DATED:    December 31, 1996.

    ATHENA and Fleming are parties to an Employment Contract (the "Agreement") dated effective July 5, 1993, and assumed by ATHENA (fka Xtramedics, Inc.) under Assumption of Employment Agreement dated February 17, 1994. For good and valuable consideration received, the parties agree to amend and clarify the Agreement as follows:

    1. Section 1 of the Agreement is amended and restated in its entirety to read as follows: "

          1. TERM. The term of this Agreement commenced June 15, 1993 and shall expire June 30, 1998, unless employment is terminated by Fleming or pursuant to Section 5 below prior to expiration of such term. Any extension, renewal or modification of this Agreement requires the prior written consent of both parties (ATHENA and Fleming)."

          2. Except as expressly amended by this Amendment, all terms, covenants and conditions of the Agreement remain in full force and effect. Fleming's compensation shall remain at the annual rate now in effect. The Agreement (as amended by this Amendment) constitutes the final and conclusive agreement of the parties with respect to Fleming's employment relationship, and supersedes all prior and contemporaneous understandings, promises and representations, oral or written, except those set forth in a document signed by the party sought to be bound.

         EXECUTED in two counterparts, each of which will constitute an original, as of the date first set forth above.


                                       ATHENA MEDICAL CORPORATION



                                       By______________________________________
                                       James E. Reinmuth, CEO

                                        _______________________________________
                                       William H. Fleming